UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2003

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana		47906-1382
(Address of principal executive offices)		(Zip Code)

(765) 463-4527
(Registrant's telephone number, including area code)

Item 5.

        On October 30, 2003, Bioanalytical Systems, Inc. (the “Company”) issued the press release filed herewith as Exhibit 99.1, and incorporated herein by reference, announcing the resignation of its Chief Financial Officer, Douglas P. Wieten.

Item 7.    Financial Statements and Exhibits.

        The following exhibits are filed as a part of this report:

        (c)         Exhibits

        99.1       Press release, dated October 30, 2003, announcing the resignation of its Chief Financial Officer, Douglas P. Wieten.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003	BIOANALYTICAL SYSTEMS, INC. (Registrant) By: /s/ Michael P. Silvon Michael P. Silvon Vice President, Planning and Development Interim Chief Financial Officer and Treasurer

Exhibit Index

Item Number assigned in Regulation S-K	Exhibit	Description of Exhibits

99	(99.1)	Press release dated October 31, 2003